SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 23, 2002

                               CELEXX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        000-30468                                          65-0728991
 (Commission File Number)                      (IRS Employer Identification No.)

                        10100 West Sample Road, Suite 311
                             Coral Springs, FL 33065
               (Address of principal executive offices) (Zip code)

                                  954-796-7322
              (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

On April 2, 2002, the Registrant completed the disposition of its wholly-owned subsidiary, Computer Marketplace, Inc. ("CMI"). The disposition was made in settlement of the pending litigation between the Registrant and the Estate of David R. Burke, Sr., which was previously reported on January 24, 2002. David R. Burke, Sr. was the Registrant's chief executive officer prior to his death in December 2001.

The Registrant's Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2001, reported the assets and liabilities and results of operations of CMI as discontinued operations.

A copy of the April 23, 2002 press release announcing the disposition of CMI is furnished as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

         10.1 Settlement Agreement dated April, 1, 2002, among the Estate of David R. Burke, Sr., the Registrant and CMI.

         99.1     Press Release dated April 23, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CELEXX CORPORATION

Date: April 23, 2002                      By: /s/ David C. Langle
                                              -------------------------
                                                  David C. Langle
                                                  Vice President
                                                  and Chief Financial Officer

        EXHIBIT 10.1 Settlement Agreement dated April, 1, 2002, among the Estate of David R. Burke, Sr., the Registrant and CMI.



                              SETTLEMENT AGREEMENT

     This Settlement Agreement (this "Agreement") is entered into this 25th day of March, 2002, by and among the Estate of David R. Burke, Sr., Middlesex Probate Court, Civil Action No. 01PC369-EP1, with an address c/o Mark W. Powers, Esq., Bowditch & Dewey, LLP, 311 Main Street, Worcester, Massachusetts 01608-1552 (the "Estate"), CeleXx Corporation, f/k/a Cobra Technologies, Inc., a Nevada corporation with a place of business at 10100 W. Sample Road, Coral Springs, Florida 33065 ("CeleXx") and Computer Marketplace, Inc., f/k/a CMI Acquisition Corp., a Massachusetts corporation having an office at 885 Main Street, Tewksbury, Massachusetts 01876.

                                    RECITALS:

     WHEREAS, at all relevant times prior to April 10, 2000, David R. Burke, Sr. owned all of the issued and outstanding shares of CMI's predecessor, Computer Marketplace, Inc., a Massachusetts corporation having an office at 885 Main Street, Tewksbury, Massachusetts 01876 ("Old CMI"); and

     WHEREAS, on or about April 14, 2000, pursuant to that certain Plan of Reorganization and Agreement of Merger by and among Old CMI, David Burke, Sr., CeleXx and CMI Acquisition Corp. (the "Merger Agreement"), Old CMI was merged with and into CMI Acquisition Corp., a wholly-owned subsidiary of CeleXx, with CMI Acquisition Corp. (hereinafter referred to as "CMI", being the surviving corporation after the "forward triangular merger" under Internal Revenue Code
Section 368(a)(1)(A) and 368(a)(2)(D)) (the "Merger Transaction"); and

     WHEREAS, part of the consideration David R. Burke, Sr. received pursuant to the Merger Transaction was (a) 1,400,000 shares of CeleXx common stock and (b) a Commercial Promissory Note in the original principal amount of $1,000,000.00 (the "CeleXx Note"); and

     WHEREAS, on or about April 28, 2000, CMI changed its name to Computer Marketplace, Inc.;

     WHEREAS, as security for CeleXx's obligations under the CeleXx Note, CeleXx pledged all of the outstanding shares of CMI, consisting of 1,000 shares of CMI common stock, without par value, held of record by Cobra Technologies, Inc. (hereinafter, the "Pledged Shares") to David R. Burke, Sr., pursuant to the terms of a certain Stock Pledge Agreement, dated April 14, 2000 (the "Pledge Agreement"); and

     WHEREAS, in conjunction with the Pledge Agreement and Merger Documents, the parties entered into a certain Escrow Agreement, dated April 14, 2000, which provides, inter alia, for Greenberg Traurig, LLP (as Escrow Agent) ("Escrow Agent") to hold the Pledged Shares on behalf of David R. Burke, Sr. and to deliver the Pledged Shares to David R. Burke, Sr. upon his giving written notice of CeleXx's default under the Pledge Agreement; and

     WHEREAS, disputes have arisen between the Estate and CeleXx, and on January 14, 2002, the Estate commenced suit against CeleXx and Escrow Agent in Middlesex Superior Court, styled, Alice F. Burke, Temporary Executrix of the Estate of David R. Burke, Sr. v. CeleXx Corporation and Greenberg Traurig, LLP, Civil Action No., CV2002-00196, alleging, among other things, that CeleXx is in default under the CeleXx Note (the "Superior Court Action"); and

         WHEREAS, on January 15, 2002, CeleXx filed a Notice of Removal with the United States District Court, District of Massachusetts (the "Federal District Court Action") (the Superior Court Action and Federal District Court Action are referred to as the "Pending Litigation"); and

     WHEREAS, CeleXx alleges that it has valid defenses and counterclaims to the claims set forth in the Pending Litigation; and

     WHEREAS, the parties have reached a settlement of the claims asserted in the Pending Litigation; and

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties state as follows:

         1. Closing: The closing of transactions contemplated by this Agreement will take place at 1:00 p.m. Eastern Daylight Time on Monday, April 1, 2002, at the offices of Clark, Hunt & Embry, 17 Monsignor O'Brien Highway, Cambridge, Massachusetts 02141 (the "Closing").

         2. Estate's Foreclosure on the Pledged Shares: As soon as practicable, and in no event later than the Closing, CeleXx shall execute and deliver to Escrow Agent notice in a form reasonably satisfactory to Escrow Agent to withdraw CeleXx's objection to the Estate's notice of foreclosure on the Pledged Shares. CeleXx represents and warrants to the Estate that the Pledged Shares constitute all of the issued and outstanding shares of CMI. CeleXx shall also deliver to the Estate at the Closing (A) opinions of corporate counsel in the forms annexed hereto as Exhibit A-1 and Exhibit A-2, and (B) a certificate of its secretary, dated as of the date of the Closing, certifying (i) the attached resolutions of its board of directors with respect to the transactions hereby contemplated or otherwise to be effected at the Closing, and (ii) the incumbency of its officers and directors. The effective time of the transfer of the Pledged Shares to the Estate shall be March 1, 2002.

         3.      Transfer/Sale of CeleXx Shares from the Estate to CeleXx:
At the Closing, in consideration of CeleXx withdrawal of its objection to the Estate's foreclosure on the Pledged Shares as, as described above, the Estate shall sell and transfer to CeleXx all its right, title and interest in and to all CeleXx capital stock issued to David R. Burke, Sr. in connection with the Merger Transaction, which the Estate represents is equal to 15,025,000 shares of CeleXx common stock (the "Merger-Related Shares"). At the Closing, the Estate shall sell and transfer to CeleXx all its right, title and interest in and to all CeleXx capital stock issued to David R. Burke, Sr. in connection with a purchase made by him on November 17, 2000, which the Estate represents is equal to 1,000,000 shares of CeleXx common stock (the "Purchased Shares," referred to herein together with the Merger-Related Shares as the "CeleXx Shares") at a per share price equal to (x) the average of the closing bid and ask prices (as reported on the NASD's OTC Bulletin Board) for CeleXx common stock for the 10 trading days preceding the date of the Closing multiplied by (y) .5817 (the total purchase price being hereinafter referred to as the "Purchase Price"). The Purchase Price shall be paid by reducing the principal amount of the Promissory Note, as described in Section 5. The Estate shall deliver the CeleXx Shares, together with appropriate documents of transfer, to CeleXx at the Closing.

         4. Instructions to Escrow Agent: CeleXx authorizes and directs the Escrow Agent to release the Pledged Shares to the Estate at the Closing, and the Estate and CeleXx release and discharge the Escrow Agent from any further obligations or responsibilities under the Escrow Agreement.

         5. The Estate Execution and Delivery of a Promissory Note: At the Closing, the Estate shall execute and deliver to CeleXx a Promissory Note, in substantially the form annexed hereto as Exhibit B, in an original principal amount equal to (x) $45,000.00 minus (y) the Purchase Price, due and payable in cash on the 90th day following the execution of this Settlement Agreement, subject to acceleration, as set forth therein.

         6. Satisfaction of the CeleXx Note: The Estate acknowledges satisfaction of the CeleXx Note by CeleXx.

         7.       Release of the Estate et al. by CeleXx: CeleXx hereby
releases and discharges the Estate, Alice F. Burke, individually or in her capacity as Executrix of Estate, David R. Burke, Jr., Joseph Spampinato, Edward Trainor, Jim Downes, and their agents, servants, successors, assigns, subsidiaries, past, present and future officers, directors, agents, attorneys and employees, and each of them, in any case except for Vincent A. Caminiti, of and from any and all claims, demands, actions, causes of action for damages (actual and consequential, past, present and future), counterclaims, crossclaims, defenses, rights of offset or indemnification, equitable remedies or other relief which CeleXx now has or at any time heretofore has had against any or all of them arising from or relating to (a) the Pending Litigation, (b) the Merger Transaction, and (c) CMI.

         8. Release of CeleXx et al. by the Estate, CMI, et al.: Each of the Estate, CMI, Alice F. Burke, individually or in her capacity as Executrix of Estate, David R. Burke, Jr., Joseph Spampinato, Edward Trainor, Jim Downes, each on behalf of itself and its agents, principals, predecessors, successors and assigns, hereby releases and discharges CeleXx and its subsidiaries, agents, servants, successors, assigns, past, present and future officers, directors, agents, attorneys and employees, and each of them, in any case except for in the case of the balance of that certain account payable from Pinneast.com, Inc., a South Carolina Corporation, to CMI, as reflected by invoices dated January 17, 2001, and in the case of any debts owed by Chelmsford Group, Inc. to David R. Burke, Sr., of and from any and all claims, demands, actions, causes of action for damages (actual and consequential, past, present and future), counterclaims, crossclaims, defenses, rights of offset or indemnification, equitable remedies or other relief which such person now has or at any time heretofore has had against any or all of them arising from or relating to (a) the Pending Litigation, and (b) the Merger Transaction, and (c) CMI.

         9. Escrow Agent Expenses: The Estate and CeleXx shall share equally in the payment of all reasonable and proper fees and expenses of the Escrow Agent incurred in connection with the discharge of its duties under the Escrow Agreement.

         10. Return of Accounting Software and Equipment: The parties agree that the computer equipment and software set forth upon Schedule 10.1 hereto (the "Accounting System"), which was relocated to the premises located at 885 Main Street, Tewksbury, Massachusetts 01876 (the "Premises") is the property of CeleXx. The parties further agree that CeleXx has the right to possess property and equipment set forth upon Schedule 10.2 (the "Equipment") under a certain equipment lease originally entered into by and between Preferred Capital Corporation and Edinburgh Consulting, Inc., dated August 9, 1999, which
Equipment is located at the Premises as of the date hereof. As soon as practicable after the execution of this Agreement, CeleXx shall arrange for the return of the Accounting System and the Equipment at a time and date mutually agreed upon by CeleXx and CMI, each acting reasonably and in good faith; in furtherance of the provisions hereof, CMI shall permit CeleXx or its authorized agent to enter the Premises.

         11.      Village Landing Leases:

                  (a) The parties acknowledge and agree that the Lease Agreement by and between Daval Realty Trust, as landlord, and CMI, as tenant, dated February 1, 1997, relating to the premises located at Unit A-4, 885 Main Street, Tewksbury, Massachusetts 01876, terminated according to its terms and is of no further force and effect.

                  (b) The parties acknowledge and agree that, notwithstanding any prior action of any party or conduct among any parties, the Lease Agreement by and between Daval Realty Trust, as landlord, and CMI, as tenant, dated August 1, 1998, relating to the premises located at Unit A-5, 885 Main Street, Tewksbury, Massachusetts 01876, has been and, subsequent to the execution of this Agreement, shall continue to be sole obligation of CMI, and CeleXx has not and shall not have any liability or obligation of any nature, whether accrued, absolute, contingent, or otherwise (including, without limitation, liability as guarantor or otherwise with respect to obligations of others) and whether due or to become due to Daval Realty Trust or any other party pursuant said Lease Agreement.

                  (c) The Estate and CMI, jointly and severally, hereby agree to indemnify and hold harmless CeleXx with respect to all obligations and responsibilities due under the Lease Agreements referred to in this Section 11, including the payment reasonable attorneys' fees and expenses in the event that CeleXx incurs any such fees or expenses in connection with any claims brought by another party pursuant to said Lease Agreements.

         12. Termination of the Merger Agreement: Notwithstanding anything to the contrary contained therein, the Merger Agreement, and each and every provision thereof, is hereby terminated, and no party thereto shall have any liability or obligation of any nature, whether accrued, absolute, contingent, or otherwise (including, without limitation, liability as guarantor or otherwise with respect to obligations of others) and whether due or to become due to any other party thereto or any third party pursuant to the Merger Agreement.

         13. Non-Disparagement: All parties hereto agree that none of them will disparage any other. In addition, all parties hereto agree that they shall not make or cause to have made any knowingly false or intentionally misleading statements or representations, misrepresentations, or opinions to any past, present or future customers of the other party or to any third parties, which knowingly false or intentionally misleading statements or representations, misrepresentations, or opinions relate to or concern any aspect of the business, prospects, practices, employees, agents, shareholders, officers, directors, principals, successors, assigns or subsidiaries of the other party.

         14. Governing Law; Dispute Resolution: This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts. For all purposes herein, any dispute regarding any right, duty or provision of this Agreement, jurisdiction and venue shall lie in the Federal District Court for the District of Massachusetts located in Boston, Massachusetts. In the event of any alleged breach of this Agreement or other dispute regarding any right, duty or provision of this Agreement, the non-breaching party shall not be entitled nor permitted to bring any action, claim, proceeding or suit unless it first provides notice, in writing, to the other party of the date and nature of the alleged breach and the allegedly breaching party fails to cure the conditions of such alleged breach within ten business days of the receipt of such notice. Failure to provide notice and the opportunity to cure as provided herein shall be a complete defense and bar to liability in any subsequent action, claim, proceeding or suit.

         15. Entire Agreement: This Agreement constitutes the full and final agreement among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by a written instrument signed by each of the parties hereto expressing such an amendment or modification. This Agreement replaces all prior agreements and proposed agreements between or among the parties, including, but not limited to, that certain Settlement Agreement between the parties, entered into as of February 28, 2002, which shall have no effect whatsoever. The parties warrant, promise and represent that in execution of this Agreement, they are not relying upon any oral representation, promise or statement or representation contained in any other writing instruments, except any writings which are specifically incorporated herein by reference.

         16. Enforceability; Admissibility: This Agreement is intended to be enforceable at law and/or admissible as evidence in any judicial or administrative proceeding, arbitration or non-criminal proceeding.

         17. No Admission: This Agreement is a settlement of disputed claims and neither it nor compliance with it shall be construed as an admission by any party of any liability, misconduct, or wrongdoing whatsoever, or an admission by any party of any violation of the rights of any other party, or violation by any party of any statute, law, permit, permit condition or duty.

         18. Dismissal of Pending Litigation: To the extent that it has not already been done, the Estate shall discontinue and dismiss the Superior Court Action and the Federal District Court Action with prejudice. In the event that any party brings, commences, initiates, institutes or maintains any action or suit against the other parties based in whole or in part on any claim, demand, cause of action, chose in action, or matter covered by this Agreement, other than as specifically provided by this Agreement, this Agreement may be pled by any party as a full and complete defense and bar to, and may be used as the basis of an injunction to enjoin, any action, suit, or other proceeding which may be commenced, initiated, instituted, prosecuted, maintained, or otherwise threatened or attempted.

         19. Confidentiality: As a material inducement to enter into this Agreement, each party represents and warrants that neither they, individually or collectively, nor any or their respective affiliates will (i) promote, instigate, encourage or otherwise assist in any claim, proceeding or litigation against any other, and (ii) discuss or disclose, or authorize or allow their agents to discuss or disclose, directly or indirectly, orally or in writing, spontaneously or in response to inquiry, to any person, organization or entity, the terms of this Agreement or their dealings with the other party regarding the allegations raised in the Pending Litigation and to any claims or causes of action generally relating to or arising from the business of CeleXx, CMI and/or any of their respective affiliates or subsidiaries. Nothing contained in this Agreement shall prohibit or restrict either party from (i) responding to any inquiry about this settlement or its underlying circumstances by their attorneys, tax advisors, accountants or government tax authorities or pursuant to lawfully issued subpoena or other legal process issued by any body or court of competent jurisdiction or (ii) complying with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         20. Counterparts; Execution: This Agreement may be signed in counterparts. All such counterparts shall constitute one and the same instrument. Facsimile or photocopied signatures shall be as effective as originals signatures in binding the parties to the terms hereof. The parties agree that any signature transmitted by or to another party or their counsel shall be binding for all purposes, and that each and every other party may reasonably rely thereon. The parties agree that this Agreement shall not be deemed executed until signed by all the parties hereto.

         21. Headings; Gender: The parties hereto understand that the headings contained within this Agreement are included for purposes of convenience only and shall not in any manner limit or define any of the rights, responsibilities, duties or liabilities of any of the parties hereto set forth in any of the paragraphs hereof, and shall not affect the construction or interpretation of any other provision hereof. Words used herein, regardless of the gender specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, as the context requires.

         22. Construction: The parties acknowledge that this Agreement is the product of joint negotiation. Therefore, in the event any term, provision or obligation is found to be vague and ambiguous, such term, provision or obligation shall not be construed against any party hereto.

         23. Costs and Fees: Each side shall bear its own costs and attorney's fees arising from and related to the Pending Litigation. In the event it is necessary for any party to initiate litigation to enforce the terms of this Agreement, the prevailing party in such proceeding shall be entitled to recover reasonable attorneys' fees and costs of suit incurred therewith from the losing party.

         24. Authority: Each party hereto represents and warrants that the respective signatory for such party has authority to execute this Agreement in the capacity set forth and to agree to the terms hereof.

         25. Advice of Counsel: Each of the parties warrants that, in executing this Agreement, it has received advice from legal counsel, or has waived the opportunity to do so, and further warrants it has read this Agreement and understands its terms, and has executed it voluntarily and with full knowledge of its legal significance. In executing this Agreement, the parties, and each of them, rely upon no inducements, promises or representations made by any other party.

         26. Assignment of Claims: Each party represents and warrants that no portion of any claim, right, demand or cause of action which they may now or hereafter have against any party hereto has been assigned or transferred to any person other than the settling parties, including but not limited to assignment or transfer by subrogation or by operation of law. In the event that any claim, demand or suit should be made or instituted against the parties hereto because of any such assignment, transfer, or subrogation, the party on whose behalf such claim, demand, or suit is made shall indemnify and hold free and harmless (on the same terms as the indemnification provisions of this Agreement) any party against whom or which any such claim, demand or suit is made.

         27. Binding Agreement: This Agreement is binding upon and shall inure to the benefit of the parties and the respective antecedents, agents, servants, officers, directors, stockholders, general partners, limited partners, employees, representatives, beneficiaries (known or unknown, whether vested or contingent), attorneys, successors and assigns of the parties hereto.

         28. Severability: It is expressly understood and agreed by the parties hereto that should any paragraph, provision or portion of this Agreement be held to be invalid, illegal or void, then and in such event, any paragraph, provision or portion so held to be invalid, illegal or void shall be deleted from this Agreement and same shall be read as though such invalid, illegal or void paragraph, provision or portion was never included herein, and the remainder of this Agreement shall nevertheless subsist and continue in force and effect. Notwithstanding the above, should such deletion prevent the dismissal of the referenced actions, or the settlement of all claims and potential claims among the parties, this Agreement shall be terminated, null and void, and of no further force and effect.

         29. Further Assurances: The parties agree to execute and convey such further documents as may be necessary to effect the provisions hereof. Should any party fail to do so after ten calendar days' notice, any other party may apply to the appropriate court for an order instructing the clerk of the court to sign it in the non-signing party's stead. In such event and if such application is granted, the applying party shall be entitled to recover its attorney's fees from the non-signing party as provided herein.

         30.      Definitions:


                  "Affiliate" or "affiliate" means a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

                  "Control" or "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

                  "Person" or "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended).

                  "Subsidiary" or "subsidiary" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                         CELEXX CORPORATION


                                         By: /s/David C. Langle
                                                -------------------
                                                Its Authorized Officer


                                         COMPUTER MARKETPLACE, INC.


                                         By: /s/David C. Langle
                                               --------------------
                                                Its Authorized Officer


                                         THE ESTATE OF DAVID R. BURKE, SR.


                                         By: /s/ Alice F. Burke
                                               --------------------
                                              Alice F. Burke, Temporary Executor

                                                     EACH OF THE UNDERSIGNED
                                                     ACCEPTS AND AGREES TO THE
                                                     PROVISIONS OF SECTION 8 OF
                                                     THIS AGREEMENT.


                                              /s/ Alice F. Burke
                                              ----------------------------------
                                              Alice F. Burke, in her individual
                                              capacity

                                              /s/ David R. Burke,Jr.
                                              ----------------------------------
                                                  David R. Burke,Jr.

                                              /s/ Joseph Spampinato
                                              ----------------------------------
                                                  Joseph Spampinato

                                              /s/ Edward Trainor
                                              ----------------------------------
                                                  Edward Trainor

                                              /s/ Jim Downes
                                              ----------------------------------
                                                  Jim Downes

                                                                     EXHIBIT A-1


                      OPINION LETTER FROM CELEXX'S COUNSEL

                                                                     EXHIBIT A-2

                      OPINION LETTER FROM CELEXX'S COUNSEL

                                                                     EXHIBIT B


                                 PROMISSORY NOTE

                                                           $[----------------]
                                                        Tewksbury, Massachusetts

         For value received, the undersigned ("Maker") promises to pay to CeleXx Corporation ("Payee"), or order, at its offices at 10100 W. Sample Road, Coral Springs, Florida 33065, the principal sum of [________________] DOLLARS AND [________________] CENTS ($[________________]), together with interest at the rate hereinafter provided for on the unpaid principal balance of this note from time to time outstanding until paid in full.

         Interest shall accrue on the unpaid and outstanding principal balance of this note commencing on the date hereof and continuing until repayment of this note in full at a rate per annum equal to 6%. Interest shall be calculated on the basis of a 360-day year and paid for the actual number of days elapsed and shall be payable upon maturity. The entire principal amount hereof, and all unpaid interest thereon, shall be due and payable in full upon the earlier to occur of (x) any sale or transfer, in a single transaction or in a series of related transactions, of all or a material portion of the assets of Computer Marketplace, Inc., a Massachusetts corporation ("CMI"), or the merger, consolidation, reorganization or dissolution of CMI, or the sale, in a single transaction or in a series of related transactions, of a majority of CMI's voting capital stock (whether newly issued or from treasury, or previously issued and then outstanding, or any combination thereof) (any of such events, a "Disposal Event"), or any corporate action taken by CMI or its Board of Directors to authorize a Disposal Event, and (y) June 28, 2002.

         Maker shall make all payments hereunder to Payee in lawful money of the United States and in immediately available funds.

         The maturity of this note may be accelerated by Payee in the event Maker is in breach or default of any of the terms, conditions or covenants of this note or any other agreement with Payee or its affiliates, including without limitation that certain Settlement Agreement by and among Maker, Payee and CMI, dated March 25, 2002. Should default be made in payment of any installment when due hereunder the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note.

         In the event any installment provided for herein is not paid on or before two (2) business days following its due date, Maker promises to pay to the holder of this promissory note interest on any such unpaid installment from the date due until such installment is paid in full at a per annum rate equal to the lesser of twelve percent (12%) or the highest rate permitted by law. Time is of the essence.

         Maker waives presentment, demand, notice of demand, protest, notice of protest or notice of nonpayment in connection with the delivery, acceptance, performance, default or enforcement of this note or of any document or instrument evidencing any security for payment of this note.

         Failure at any time to exercise any of the rights of Payee hereunder shall not constitute a waiver of such rights and shall not be a bar to exercise of any of such rights at a later date. In the event of commencement of suit to enforce payment of this note, the prevailing party shall be entitled to receive the costs of collection, including reasonable attorneys' fees and expenses and court costs.

         Nothing contained in this note shall be deemed to require the payment of interest or other charges by Maker or any other person in excess of the amount which the Payee may lawfully charge under the applicable usury laws. In the event that Payee shall collect moneys which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall be credited against the principal balance of this note then outstanding, and any excess shall be returned to Maker.

         All rights and obligations hereunder shall be governed by, construed under, and enforced in accordance with the law of the Commonwealth of Massachusetts. The obligations of the Maker shall bind its beneficiaries, successors and assigns.

         IN WITNESS WHEREOF, the undersigned has caused this promissory note to be duly executed as of the date first written below.

Dated: April 1, 2002                               ESTATE OF DAVID R. BURKE, SR.
                                                   (MAKER)



                                                    By:
                                                       -------------------------
                                                       Alice F. Burke
                                                       Temporary Executrix
                                                       c/o Mark W. Powers, Esq.,
                                                       Bowditch & Dewey, LLP
                                                       311 Main Street
                                                       Worcester, MA 01608-1552

                                  SCHEDULE 10.1

                                ACCOUNTING SYSTEM

QTY.           ITEM
-------------- -----------------------------------------------------------------
                          COMPUTER EQUIPMENT & SOFTWARE

1              Proliant ML 370 TO1 P733-256-128 s/n D023DKH1K538

2              256MB REG SDAM DIMM 133MHz

4              18.2GB SCSI WIDE ULTRA2 HDD

1              SMART ARRAY 221 SINGLE CHANNEL ULTRA2

1              PROLIANT M370 HOT PLUG RPS

1              Windows NT Server V4.0 w/5 client  lic pak

1              Windows 2000 Server 5-client accs lics L

1              SQL Server 7.0 25-client for NT on-line

1              PCAnywhere v9.2 Win2000/98/95/3.x/DOS


                         GREATPLAINS ACCOUNTING SOFTWARE

1              System Manager

1              General Ledger w/Adv FRx

1              Payables Management w/ Bank Rec

1              Receivables Management w/ Natl Accts

1              Integration assistant for Excel

1              Sales order Processing w/Adv Invoicing

1              Purchase order Processing w/ E-Requisition

1              Seagate Crystal Reports Professional

1              Inventory management

1              Fixed Asset management

1              Integration management

1              Getting Started Program

1              ProClarity 2.0 for 10 Users

                                  SCHEDULE 10.2

                                    EQUIPMENT
        QTY.           ITEM
        -------------- ---------------------------------------------------------


        1               313650-001 PROLAN 1600 P2-450 MODEL 1
        2               313615-B21 128MB REGISTERED SDRAM DIMM 1x12mb f/10

        3               336357-B21 9.1 GB\SC__ ULTRA-WIDE PLUGGABLE 10000RPM

        1               2-277G-B21 SMART - SL ARRAY CONTROLLER

        1               29551_-B21 12_24GR __CSIDAT DDS3 5 25HH 7 2GB/HRR

        1               S_ _1000NET SMART-UPS 1000NET 1000VA LINE INTLAN 10

        4               002805-00 COURIER __90 EVERTHING 56K/ 14.4K-SRR 15A

       10               200025 IIS-4/125 DD _3 4MM DATA CAR6T 12GBB NOM CAP

        1               95860-1 ROCKETPORI PCI QUADCABLE 4PORTS 328_ _ 36

        1               ES_ _ OT16 INTEL EXPRESS - LOT STANDALONE SWITCH 16

        1               227-01189 WINDOWS NT SERVER V4 0 10CLIENT W/WINN N

        1               312-00693 EXCHANGE SERVER V5 3 STNDRD-EDTN W/10-US

        8               07-00-02100 PC ANY WHERE32 V8.0 WTN3.1 95/NT/DOS HOST

        7               353-00005 OFFICE P RO 97 W/BKSHELF 32-BIT WINDOWS S

        7               TVDDRCINa400S1 TOTAL VIRUS DEFENSE 2YRR SUBSCRIPT 1-25n

        1               TVDDRCTNA400 MEDIA KIT TOTAL VIRUS DEFENSE

        7               PFR7 PERSONAL SURGEARREST STRIP 6FT CORD 7-OU

        7               386185-003 DESKPRO EN MT P3-500 10.0GB 128MB CDSS AT

        6               360562-001 19IN/18_ V26MM 1600X1200 75HZ S900 SVGA

        1               325900-001 15IN/13_ V2RMM 1024X768 V500 MONITOR

        1               360512-001 17IN/15_ V24MM 8611Z 1024X768 SVGA

        1               32591 AAABA JETDIRECT EX PLUS ENET 1-RJ45 _BNC 1PARR

        1               C4225AAAABALAS_ RJET'L 100X18PPM 600DP LASER PRINTER

                     99.1 Press Release dated April 23, 2002



         CeleXx Announces Closing of Settlement of Burke Estate Lawsuit

CORAL SPRINGS, Fla.--(BUSINESS WIRE)--April 23, 2002--CeleXx Corporation (OTCBB:CLXX - news) announced that on April 2, 2002, it closed the settlement of its pending litigation with the Estate of David R. Burke, Sr. (the "Estate"), which was previously announced on January 24, 2002. Pursuant to the settlement, the Estate became the owner of CeleXx's former wholly-owned subsidiary, Computer Marketplace, Inc. ("CMI"), and CeleXx received a promissory note for $42,000, relief of payment for the note due the Estate for $914,000 and the surrender of approximately 16 million shares of CeleXx common stock (approximately 30% of the outstanding shares), which CeleXx intends to hold in treasury until the shares are cancelled. There was also an exchange of releases among the Estate, CeleXx, CMI and the officers, directors and employees of the Corporation and CMI, as to all matters concerning CMI.

The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward looking, such as those relating to future satisfaction of obligations and the disposition of assets. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

Contact:
         CeleXx Corporation, Coral Springs
         David C. Langle, 954/796-7322